SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                        RASER TECHNOLOGIES, INC.
            (Name of Registrant as Specified in its Charter)

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(2)  Aggregate number of securities to which transaction applies:  N/A.

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     pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A.

(4)  Proposed maximum aggregate value of transaction:  N/A.

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                       RASER TECHNOLOGIES, INC.
                 5152 North Edgewood Drive, Suite 375
                           Provo, Utah 84604

                        INFORMATION STATEMENT

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                      REQUESTED NOT TO SEND A PROXY

                            INTRODUCTION

          This Information Statement is being furnished to our stockholders (Raser Technologies, Inc., a Utah corporation [the "Company," "Raser," "we", "our" or "us" or words or similar import]) regarding resolutions to adopt our amended and restated 2004 Long-Term Incentive Stock Option Plan (the "2004 Plan"); amend our Articles of Incorporation to increase the authorized common shares to 100,000,000; and to elect directors for the coming year. These resolutions have been adopted by our Board of Directors and four of our stockholders who own in excess of 70% of our outstanding voting securities (the "Majority Stockholders") in accordance with the Utah Revised Business Corporation Act (the "Utah Law") and that will be presented to an annual meeting of our stockholders to be held on May 25, 2004, as outlined in the Notice of Annual Meeting of Stockholders (the "Annual Meeting") that accompanies this Information Statement.

          The four Majority Stockholders beneficially own 33,092,000 shares or approximately 70.85% of our outstanding voting securities. No other votes were required or necessary to adopt the 2004 Plan, amend the Articles of Incorporation or to elect directors for the coming year, and none are being solicited hereunder. See the captions "Voting Securities and Principal Holders Thereof" and "Vote Required for Approval," herein.

          A copy of our 10-KSB Annual Report for the year ended December 31, 2003, accompanies this Information Statement and is incorporated herein by reference.

               APPROXIMATE DATE OF MAILING: May 13, 2004.

          The adoption of our 2004 Plan, the amendment to our Articles of Incorporation and the election of directors are outlined below and will become effective on a date that is at least 21 days from the mailing of this Information Statement to our stockholders, which is anticipated to be immediately following our Annual Meeting. These are the only matters covered by this Information Statement.

                         APPROVAL OF THE 2004 PLAN

          Our 2004 Plan will be adopted by our Board of Directors and then by our stockholders at our annual meeting that will be held on May 25, 2004 so that we may use it to achieve the Company's goals and also receive a federal income tax deduction for certain compensation paid under the Plan. As a result of the amendment and restatement, we propose (1) to amend the Plan to allow us to grant a wider range of awards under the 2004 Plan, including stock appreciation rights, performance shares and performance units, (2) to provide an automatic annual increase to the shares of common stock reserved for issuance under the 2004 Plan equal to the lesser of (i) 1,750,000 shares, (ii) 3% of our outstanding shares on the first of each fiscal year, or (iii) an amount determined by the Board, and (3) to provide our non-employee directors with automatic, nondiscretionary, annual stock option grants. The Board approved this amendment to the 2004 Plan in April 2004, subject to approval from the stockholders at the Annual Meeting. Approval of the 2004 Plan requires the affirmative vote of the holders of a majority of the shares of the Company's common stock that are present in person or by proxy and entitled to vote at the Annual Meeting. If approved, the 2004 Plan replaces the currently operative 2004 Long-Term Incentive Plan (the "Current Plan") in its entirety. We strongly believe that the approval of the 2004 Plan is essential to our continued success. Our employees are our most valuable asset. Stock options and other awards such as those provided under the 2004 Plan are vital to our ability to attract, retain, and motivate outstanding and highly skilled individuals to further the Company's goals.

          Summary of the 2004 Plan

          The following paragraphs provide a summary of the principal features of the 2004 Plan and its operation. The following summary is qualified in its entirety by reference to the Plan as set forth in Appendix B.

          Background and Purpose of the 2004 Plan

          The 2004 Plan permits the grant of the following types of incentive awards: (1) stock options, (2) restricted stock, (3) stock appreciation rights, (4) performance shares, and (5) performance units (individually, each an "Award"). The 2004 Plan is intended to help the Company attract and retain the best available personnel for positions of substantial responsibility, provide additional incentives to employees, directors and consultants, and promote the success of the Company.
          Administration of the 2004 Plan

          Our Board of Directors or a committee of the Board (the "Administrator") will administer the 2004 Plan. If the Administrator desires that Awards qualify as "performance based" compensation under Section 162(m) of the Internal Revenue Code, members of any such committee will qualify as "outside directors" under Section 162(m) (so that the Company is entitled to receive a federal tax deduction for certain compensation paid under the 2004
Plan). If the Administrator desires that Awards qualify as exempt transactions under Rule 16b-3, members of any such committee will meet the requirements established by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3. (For the plan to qualify for exemption under Rule 16b-3, members of the committee must be "non-employee directors.") Notwithstanding the foregoing, and except to the extent prohibited by applicable law, the Administrator may delegate to one or more individuals the day-to-day administration of the 2004 Plan and any of the functions otherwise assigned to the Administrator under the 2004 Plan.

          Subject to the terms of the 2004 Plan, the Administrator has the sole discretion to select the employees, directors and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2004 Plan and outstanding Awards.

          A total of 1,750,000 shares of our common stock ("Shares") are reserved for issuance under the Current Plan, and the Shares that remain available for issuance shall be available for issuance under the 2004 Plan.
As of April 30, 2004, 1,750,000 Shares remain available for future issuance. In addition, assuming stockholder approval, the number of Shares available for issuance automatically will increase on the first day of each fiscal year (starting in 2005) by an amount equal to the lesser of (1) 1,750,000 Shares,
(2) 3% of the outstanding Shares on such date, or (3) an amount determined by the Board. Shares that are returned to the 2004 Plan as a result of termination, expiration or forfeiture again will be available for issuance under the 2004 Plan.

          If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled Shares generally will be returned to the available pool of Shares reserved for issuance under the 2004 Plan. Also, if the exercise or purchase price of an Award is paid through the tender of Shares, or if Shares are withheld to satisfy a withholding obligation, the number of Shares available for issuance shall be reduced by the net number of Shares issued. If we experience a stock split, reverse stock split, stock dividend, combination, reclassification, or other change in our capital structure, the Administrator has discretion to adjust the number of Shares available for issuance under the 2004 Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

          Eligibility to Receive Awards

          The Administrator selects the employees, directors, and consultants who will be granted Awards under the 2004 Plan. The actual number of individuals who will receive an Award under the 2004 Plan cannot be determined in advance because the Administrator has the discretion to select the participants.

          Stock Options

          A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the 2004 Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of Shares covered by each option, but during any fiscal year of the Company, no participant may be granted options and stock appreciation rights (discussed below) covering more than 1,750,000 Shares.

          The exercise price of the Shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by incentive stock options or nonstatutory options intended to qualify as "performance based" under
Section 162(m) of the Internal Revenue Code. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options that first become exercisable by any participant during any calendar year also may not exceed $100,000.

          An option granted under the 2004 Plan generally cannot be exercised until it vests. Options become exercisable at the times and on the terms established by the Administrator. The Administrator also determines when options expire, subject to the limitation that the term of an incentive stock option may be no more than 10 years from the grant date (and, in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, no more than 5 years).

          The exercise price of each option granted under the 2004 Plan must be paid in full at the time of exercise. The exercise price may be paid in any form as determined by the Administrator, including, but not limited to, cash, check, promissory note, surrender of shares that meet conditions established by the Administrator to avoid averse accounting consequences, and consideration received through a cashless exercise program.

          The Administrator may offer to buy out previously granted options at any time.

          Restricted Stock

          Awards of restricted stock (referred to as stock purchase rights in the Current Plan) are Shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator will determine the purchase price to be paid for the Shares, the number of Shares subject to an Award, and any other terms and conditions of the Award (including vesting schedule); provided however, that no participant may be granted Awards of Restricted Stock covering more than 1,000,000 Shares in any one fiscal year of the Company.

          Stock Appreciation Rights

          Stock appreciation rights are awards that grant the participant the right to receive an amount equal to (1) the number of shares exercised, times
(2) the amount by which the Company's stock price exceeds the exercise price. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. The per-person limits applicable to options also apply to Awards of stock appreciation rights.

          The Administrator determines the terms and conditions of stock appreciation rights, including the exercise price and when the stock appreciation right expires.

          The Administrator may offer to buy out previously granted stock appreciation rights at any time.

          Performance Units and Performance Shares

          Performance units and performance shares are Awards that result in a payment to a participant if performance objectives are achieved or the Awards otherwise vest. The Administrator determines the terms and conditions of awards of performance units and performance shares, including the applicable performance objectives (which may be solely service-based). The Administrator will determine the initial value of each performance unit, and each performance share will have an initial value equal to the fair market value of one Share on the date of grant. The Administrator also will determine the number of performance units and performance shares granted to any participant; provided, however, that during any fiscal year of the Company, no participant may be granted more than 1,000,000 performance shares or performance units.

          Performance Goals

          Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2004 Plan, setting limits on the number of awards that any individual may receive, and for awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid.

          We have designed the 2004 Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to an award. At the Administrator's discretion, one or more of the following performance goals may apply: cash flow, customer satisfaction, earnings, gross margin, market price of stock, market share, net income, operating income, operating margin, return on capital, return on equity, return on net assets, and sales. Any criteria used may be measured, as applicable, in absolute terms, in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.

          Deferred Stock Units

          Shares acquired upon vesting of restricted stock, or an award of performance shares or performance units may be paid-out in installments or on a deferred basis, as determined by the Administrator. In the event the Administrator decides to permit deferral, the Administrator shall establish rules and procedures governing how a participant may elect to defer payout.

          Change of Control

          In the event of a "change in control" of the Company, the successor corporation will either assume or provide a substitute award for each outstanding Award. In the event the successor corporation refuses to assume or provide a substitute award, the Award immediately will vest and become exercisable (if applicable) as to all of the Shares (or cash) subject to the Award. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution, the Administrator will provide at least 15 days' notice and the Award will terminate upon the expiration of such notice period.

          Awards to be Granted to Certain Individuals and Groups

          The number of Awards that an employee or consultant may receive under the 2004 Plan is in the discretion of the Administrator and therefore cannot be determined in advance. Our directors and executive officers have an interest in this proposal because they are eligible to receive discretionary Awards under the 2004 Plan. To date, no shares have been granted under the 2004 Plan.

          Limited Transferability of Awards

          Awards granted under the 2004 Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

          Federal Tax Aspects

          The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2004 Plan. Tax consequences for any particular individual may be different.

          Nonstatutory Stock Options.

          A participant does not recognize taxable income upon grant of a nonstatutory stock option. Upon exercise, the participant recognizes ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares is capital gain or loss.

          Incentive Stock Options.

          A participant does not recognize taxable income upon the grant or exercise of an incentive stock option (except for purposes of the alternative minimum tax, in which case taxation upon exercise is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price is taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally recognizes ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any further gain or loss is capital gain or loss.

          Stock Appreciation Rights

          A participant does not recognize taxable income upon grant of a stock appreciation right. Upon exercise, the participant recognizes ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares, if any, would be capital gain or loss.

          Restricted Stock, Performance Units and Performance Shares.

          A participant does not recognize taxable income upon grant of restricted stock, performance units or performance shares. Instead, he or she recognizes ordinary income at the time of vesting (or pay-out) equal to the fair market value on such date of the Shares or cash received minus any amount paid for the Shares. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

          Tax Effect for the Company.

          The Company generally will be entitled to a tax deduction in connection with an Award in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). As discussed above,
Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such Awards.

          Amendment and Termination of the 2004 Plan

          The Board generally may amend or terminate the 2004 Plan at any time and for any reason. Amendments will be contingent on stockholder approval if required by applicable law, stock exchange listing requirements, or if so promised by the Board. By its terms, the 2004 Plan automatically terminates in 2014.
          Summary

          We believe strongly that the approval of the 2004 Plan is essential to our continued success. Our employees are our most important asset. Awards such as those provided under the 2004 Plan constitute an important incentive for key employees and other service providers of the Company and help us to attract, retain, and motivate people whose skills and performance are critical to our success. We will benefit from increased stock ownership by selected executives, other employees and non-employee directors. The increase in the reserve of common stock available under the 2004 Plan will enable us to grant such awards to executives, other eligible employees and our non-employee directors with the opportunity to purchase shares of our common stock.

          THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR
                     AUTHORIZED SHARES TO 100,000,000

          Our Board of Directors and Majority Stockholders have voted to amend
Article IV of our Articles of Incorporation to say:

                            Article IV - Stock

          The aggregate number of shares which this corporation shall have authority to issue is 105,000,000 shares, divided into two classes, 100,000,000 shares of common stock of a par value of one cent ($0.01) per share and 5,000,000 shares of preferred stock of a par value of one cent ($0.01) per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine. Fully paid stock of this corporation shall not be liable to any further call or assessment.

          The new Article IV increases the authorized capital of our Company from $550,000 divided into 50,000,000 shares of $0.01 par value common stock and 5,000,000 shares of $0.01 par value preferred stock, to $1,050,000 divided into 100,000,000 shares of $0.01 par value stock and 5,000,000 shares of preferred stock, with the preferred stock having such rights and preferences as the Board of Directors shall determine. No other changes were made in this Article IV.

         The Board of Directors believes that this amendment will provide us with greater flexibility by increasing our authorized capital to allow us to issue up to an additional 50,000,000 shares of common stock; and will provide us with additional securities that may be publicly or privately offered to fund our present and proposed business operations. Presently, we have 46,706,000 outstanding shares of our common stock, leaving us only 3,294,000 shares for further issuance.

                  ELECTION OF BOARD OF DIRECTORS

          The names of our current directors and executive officers and the positions held by each are set forth below:

                                   Date of         Date of
                     Positions     Election or     Termination
Name                 Held          Designation     or Resignation
----                  ----         -----------     ---------------
John C. Ritter       President and 03/08/04              **
                     Director      03/08/04              **

Kraig T. Higginson   President,    10/14/03           03/08/04
                     CEO and       03/08/04              **
                     Director      10/14/03              **

R. Thomas Bailey     Treasurer     10/14/03              **
                     and Director  10/14/03              **

James E. Morton      Secretary and 10/14/03              **
                     Director      10/14/03              **

David W. West        Vice President10/14/03              **
                     and Director  10/14/03              **

Fred Wenninger       Director      10/14/03              **

Timothy D. Fehr      CTO           03/08/04              **
                     Senior V.P.   03/08/04              **

          **Still serving in position.

          Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have been duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.

Business Experience.
--------------------

          John C. Ritter, age 56. Mr. Ritter is a senior business executive with broad experience in the Aerospace, Automotive and Power Generation markets. Most recently, working with The Carlyle Group, Mr. Ritter was a key player in the acquisition of six automotive after-market businesses that were combined to form United Components, Inc. Mr. Ritter also served as Chief Financial Officer of United Components. Prior to this, Mr. Ritter held the position of Senior Vice President and Chief Financial Officer for Alcoa's Industrial Components Group and Senior Vice President and Chief Financial Officer of Howmet Corporation. Mr. Ritter also held senior executive positions with several operating divisions of Allied Signal and United Technologies Corporation. Mr. Ritter received a Bachelor of Science degree and a MBA degree from Ohio University and, as a Sloan fellow, a Master of Science degree from Massachusetts Institute of Technology.

          Kraig T. Higginson, age 48. Mr. Higginson founded American Telemedia Network, Inc., a publicly-traded corporation that developed a nationwide satellite network of data and audio-visual programming. He served as President and Chief Executive Officer of Telemedia Network from 1984 through 1988. From 1988 through 2002, Mr. Higginson worked as a business consultant through Lighthouse Associates, an entity that he controls.

          R. Thomas Bailey, age 64. Mr. Bailey has more than 30 years' experience within the accounting industry, most recently as a principal of Bailey Accounting, an accounting firm located in Provo, Utah. Clients of Mr. Bailey's firm include corporations, partnerships and limited liability companies within the manufacturing, legal, investment, services and other industries.

          James E. Morton, age 49. Mr. Morton received his J.D. degree from the McGeorge School of Law, University of the Pacific in 1982, and was admitted to the Utah State Bar that same year. He has been practicing law in Salt Lake City, Utah, since his admission to the bar. Mr. Morton has served as a member of the Panel of Arbitrators for the American Arbitration Association and was a member of the Board of Commissioners of the Utah State Bar in 1990 and 1991. He is also a member of the Association of Trial Lawyers in American and the Utah Trial Lawyers Association.

          David W. West, age 44. Mr. West was the owner and President of Utah Film and Video for 16 years. He discontinued the operations of Utah Film and Video in June, 2003, when he joined us.

          Fred Wenninger, age 64. Mr. Wenninger was the President and Chief Executive Officer of Iomega Corporation from 1989 to 1993. Prior to that, from 1986 to 1989, he served as President of Bendix/King, an avionics subsidiary (now a division) of Allied Signal Corporation. Mr. Wenninger was the Chief Executive Officer, President and a director of Key Tronic Corporation from 1995 through 1997.

          Timothy D. Fehr, age 62. During more than 30 years with the Boeing Co., and more than 18 years as business unit Vice President, Mr. Fehr lead many thousand of engineers, managers and other professionals in the development, manufacture and deployment of numerous engineering, mechanical, hydraulic and electrical systems for both commercial and military applications. Mr. Fehr holds undergraduate and graduate science degrees in electrical engineering. Mr. Fehr also holds a Master of Science Degree as a Sloan Fellow from the prestigious Massachusetts Institute of Technology University.

Significant Employees.
----------------------

          Jack Kerlin is Chief Scientist and inventor of the Symetron (TM) technology. Other than Mr. Kerlin, we have no employees who are not executive officers, but who are expected to make a significant contribution to its business.

Family Relationships.
---------------------

          There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings.
-----------------------------------------

          Except as indicated below, during the past five years, no director, person nominated to become a director, executive officer, promoter or control person of our Company:

          (1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

          (2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

          (4) was found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

          In November, 2001, Profile Media, Inc.("Profile Media") was placed into an involuntary bankruptcy. In January, 2002, Profile Media filed a Chapter 11 bankruptcy case, which later was converted into a Chapter 7 liquidation case. From September, 1997, to January, 2002, Kraig T. Higginson served as Secretary and a director of Profile Media. To the best of Mr. Higginson's knowledge, there have been no actions or claims filed that would allege any impropriety by him during or after his involvement with that Profile Media.

Transactions with Management and Others.
----------------------------------------

          During the calendar years ended December 31, 2003 and 2002, and since then, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which our Company or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Certain Business Relationships.
-------------------------------

          During the calendar years ended December 31, 2003 and 2002, and since then, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which our Company or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Indebtedness of Management.
---------------------------

          During the calendar years ended December 31, 2003 and 2002, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which our Company or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Parents of the Issuer.
----------------------

     The Company has no parents.

Compliance with Section 16(a) of the Exchange Act.
--------------------------------------------------

          Kraig T. Higginson, our Chief Executive Officer, filed a Form 3 Initial Statement of Beneficial Ownership of Securities on October 14, 2003, and a Form 4 Statement of Changes in Beneficial Ownership of Securities on February 17, 2004.

          Our Treasurer, R. Thomas Bailey, filed Form 3 Initial Statement of Beneficial Ownership of Securities with the Securities and Exchange Commission on October 14, 2003, and an amended Form 3 on November 26, 2003.

          Our Vice President, David W. West, filed Form 3 Initial Statement of Beneficial Ownership of Securities with the Securities and Exchange Commission on October 14, 2003, and an amended Form 3 on November 26, 2003.

          James E. Morton, our Secretary, filed Form 3 Initial Statement of Beneficial Ownership of Securities with the Securities and Exchange Commission on October 14, 2003, and an amended Form 3 on November 26, 2003.

          Fred Wenninger, a director, filed Form 3 Initial Statement of Beneficial Ownership of Securities with the Securities and Exchange Commission on October 14, 2003, and an amended Form 3 on December 1, 2003.

          Chief Technical Officer and Senior Vice President, Timothy D. Fehr, filed Form 3 Initial Statement of Beneficial Ownership of Securities on March 17, 2004.

          Our President, John C. Ritter, filed Form 3 Initial Statement of Beneficial Ownership of Securities with the Securities and Exchange Commission on March 22, 2004.

          We believe that each of these persons is currently in compliance with Section 16(a) of the Exchange Act.

Audit Committee.
----------------

          The Company has an audit committee consisting of John C. Ritter, James E. Morton and Fred Wenninger. Our Board of Directors has determined that Mr. Ritter is an audit committee financial expert, but he is not deemed to be independent. Messrs. Morton and Wenninger are deemed to be independent members of the audit committee.

          The audit committee evaluates the performance of our auditors, manages our Company's relationship with the auditors and evaluates policies and procedures relating to internal control systems. In 2003, the audit committee reviewed and discussed our audited financial statements with management. The audit committee has discussed with our independent auditors the matters required to be discussed by SAS 61. It has also received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with our independent auditors their independence. Based on these reviews and discussions, our audit committee recommended to the Board that or audited financial statements be included in our Annual Report on Form 10-KSB for the calendar year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Board Member Nominating Committee.
----------------------------------

          We do not have a standing nominating committee or a charter with respect to the process for nominations to our Board of Directors. Currently, members of our Company's Board submit nominees for election thereto to the entire Board for its consideration.

          Our Bylaws do not contain any provision addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning stockholder recommendations to the Board of Directors. To date, we have not received any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the slate of nominees in our Information Statement. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, had one been received. The Board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate's name, credentials, contact information, and his or her consent to be considered as a candidate to our CEO, Kraig T. Higginson. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership of our Company (how many shares owned and for how long).

          In evaluating director nominees, the Board considers the following factors:

          the appropriate size of our Board of Directors;

          our needs with respect to the particular talents and experience of our directors;

          the knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

          familiarity with our industry;

          experience with accounting rules and practices; and

          the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

          Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

          Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as it may believe are in the best interests of our Company and our stockholders. The Board does, however, believe it appropriate for at least one, and, preferably, several, members of the Board to meet the criteria for an "audit committee financial expert" as defined by Securities and Exchange Commission rules. We also believe that it is appropriate for certain key members of our management to participate as members of the Board.

          The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Compensation Committee.
-----------------------

          We have a compensation committee which consists of James E. Morton and Fred Wenninger. This committee is responsible for determining the reasonable compensation of our executive officers.

Board of Directors Meetings.
----------------------------

          In 2003, the Board of Directors held two meetings, with all directors attending both meetings. In addition, our Board of Directors adopted several resolutions by unanimous consent without a meeting, in accordance with Utah Law.

          In 2003, neither our audit committee nor our compensation committee held any meetings; they were not formed until March, 2004.

Executive Compensation.
-----------------------

          No director or executive officer of our Company received any compensation from the date of our inception through October 14, 2003, the date when we acquired Raser Technologies, Inc., a Utah corporation. See Part I,
Item 1 of our 10-KSB Annual Report for the year ended December 31, 2003, on Form 10-KSB of the Securities and Exchange Commission that accompanies this Information Statement. The following table sets forth the aggregate compensation paid by our Company for services rendered during the periods indicated:


                   SUMMARY COMPENSATION TABLE
                                       Long Term Compensation
                 Annual Compensation     Awards          Payouts

(a)         (b)      (c)     (d)     (e)       (f)    (g)       (h)    (i)
                                                      Secur-
                                     Other            ities            All
Name and   Year or                   Annual   Rest-   Under-    LTIP   Other
Principal  Period   Salary  Bonus    Compen-  ricted  lying     Pay-   Comp-
Position   Ended     ($)    ($)      sat'n    Stock   Options   outs   ensat'n
------------------------------------------------------------------------------

Kraig T.  12/31/03  103,269  0       0          0     0         0       0
Higginson
CEO
Director

R. Thomas 12/31/03   36,000  0       0          0     0         0       0
Bailey
Treasurer
Director

David     12/31/03   49,000  0       0          0     0         0       0
West
Vice Pres.
Director

James E.  12/31/03   15,000  0       0          0     0         0       0
Morton
Secretary
Director

Fred       12/31/03       0  0       0          0     0         0       0
Wenninger
Director



                    Options/SAR Grants in Last Fiscal Year
                    --------------------------------------

                               Individual Grants
                               -----------------


  (a)                (b)           (c)            (d)              (e)
                  Number of      % of Total
                  Securities     Options/SARs
                  Underlying     Granted to
                  Options/SARs   Employees in   Exercise or Base  Expiration
Name              Granted (#)    Fiscal Year    Price ($/Sh)      Date
----              -----------    -----------    ------------      ----

None              -0-            -0-            -0-               -0-

Compensation of Directors.
--------------------------

          There are no standard arrangements pursuant to which our Company's directors are compensated for any services provided as a director. No additional amounts are payable to our directors for committee participation or special assignments.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements.
-------------

          Except as indicated below, there are no employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any director or executive officer that would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with us or any subsidiary, any change in control of our Company, or a change in the person's responsibilities following a change in control of our Company.

          On February 25, 2004, which is subsequent to the date of this Information Statement, the Company entered into a Restricted Stock Grant Agreement with John C. Ritter, our new President. Under this Agreement, Mr. Ritter was granted 1,000,000 "unregistered" and "restricted" shares of our common stock. The first 250,000 of such shares vested immediately upon execution of the Agreement. The remaining 750,000 shares vest over a period of three years, with the first tranche of 62,500 shares vesting on the first business day of May, 2004, and each subsequent tranche of 62,500 shares vesting on the first business day of each third month thereafter.

          Under the Agreement, all previously unvested shares will vest upon a "change in control" of our Company. "Change in control" is defined as:

          * any person becoming the beneficial owner, directly or indirectly, of 50% or more of our common voting stock; or

          * during any period of two consecutive years, persons who at the beginning of such period constitute our Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by our stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.

          Any merger, consolidation or corporate reorganization in which the owners of our capital stock entitled to vote in the election of directors prior to such combination own 50% or more of the resulting entity's voting stock will not, by itself, be considered a change in control for purposes of the Agreement.

          On February 25, 2004, we entered also into a Restricted Stock Grant Agreement with Timothy D. Fehr, our Chief Technical Officer and Senior Vice President. This Agreement is on substantially the same terms as the Agreement with Mr. Ritter. However, Mr. Fehr was granted 500,000 shares, with the first 150,000 such shares vesting upon execution of the Agreement; the next 100,000 shares vesting on the first business day of February, 2005; the next 100,000 shares vesting one year thereafter; and the final 150,000 shares vesting on the first business day of February, 2007.

                            DISSENTERS' RIGHTS

          There are no dissenters' rights applicable to the adoption of our 2004 Plan, the amendment to our Articles of Incorporation or the election of our directors for the coming year.

           INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of our 2004 Plan, the amendment to our Articles of Incorporation or the election of directors for the coming year that is not shared by all stockholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

          The securities that would have been entitled to vote if a vote was required to have been held regarding the adoption our 2004 Plan, the amendment to the Articles of Incorporation or the election of our directors for the coming year consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock a the close of business on April 21, 2004, the record date for determining our stockholders who would have been entitled to notice of and to vote on these matters, was 46,706,000.

Security Ownership of Certain Beneficial Owners.
------------------------------------------------

     The following table sets forth the share holdings of those persons who beneficially own more than five percent of our common stock as of the date of this Information Statement:


                            Number of Shares           Percentage
Name and Address           Beneficially Owned           of Class
----------------           ------------------           --------

Kraig T. Higginson         17,882,000 (1)               38.3%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

Ned Warner                  6,457,600 (2)               13.8%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

Jack Kerlin                 5,764,600 (3)               12.3%
P.O. Box 50405
Provo, Utah 84605

R. Thomas Bailey            2,987,800 (4)                6.4%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604


     (1) These shares are held in the names of Lighthouse Fund Partners, Inc. (8,940,400 shares); Higginson Family Investments, LLC (5,764,600 shares); Radion Energy LLC (1,077,000 shares); Jeanette S. Higginson (900,000 shares); Eclipse Fund, LLC (500,000 shares); HP Fund, LLC (500,000 shares); and Jeannette S. Higginson c/f Rebecca A. Higginson (200,000 shares), each of which may be deemed to be controlled by Mr. Higginson. Mr. Higginson is one of the Majority Stockholders who voted in favor of all matters presented hereby.

     (2) These shares are held in the names of Ocean Fund, LLC (4,784,200 shares); Warner Investments, LP (1,041,600 shares); Risk Management (330,600 shares); Maasai, Inc. (281,200 shares); and Kimberly Warner (20,000 shares), each of which may be deemed to be controlled by Mr. Warner. Mr. Warner is also one of the Majority Stockholders who voted in favor of all matters presented hereby.

     (3) Mr. Kerlin is also one of the Majority Stockholders who voted in favor of all matters presented hereby.

     (3) These shares are held in the names of Bailey Family LP (1,488,900 shares) and Thomas Bailey Family LP (1,498,900 shares),both of which may be deemed to be controlled by Mr. Bailey. Mr. Bailey is also one of the Majority Stockholders who voted in favor of all matters presented hereby.

Security Ownership of Management.
---------------------------------

     The following table sets forth the share holdings of our directors and executive officers as of the date of this Information Statement:


                           Number of             Percentage of
Name and Address     Shares Beneficially Owned     of Class
----------------     -------------------------     --------

Kraig T. Higginson        17,882,000 (1)             38.3%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

R. Thomas Bailey           2,987,800 (2)              6.4%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

James E. Morton            1,577,600                  3.4%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

Fred Wenninger               624,800 (3)             1.3%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

David W. West                579,800 (4)             1.2%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

John C. Ritter               250,000                 0.5%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

Timothy D. Fehr              150,000                 0.3%
5152 N. Edgewood Dr.
Suite 375
Provo, Utah 84604

All Directors and
Executive Officers
as a group                24,052,000                51.5%


     (1) These shares are held in the names of Lighthouse Fund Partners, Inc. (8,940,400 shares); Higginson Family Investments, LLC (5,764,600 shares); Radion Energy LLC (1,077,000 shares); Jeanette S. Higginson (900,000 shares); Eclipse Fund, LLC (500,000 shares); HP Fund, LLC (500,000 shares); and Jeannette S. Higginson c/f Rebecca A. Higginson (200,000 shares), each of which may be deemed to be controlled by Mr. Higginson.

     (2) These shares are held in the names of Bailey Family LP (1,488,900 shares) and Thomas Bailey Family LP (1,498,900 shares),both of which may be deemed to be controlled by Mr. Bailey.

     (3) These shares are held in the name of Fred W. Wenninger TTEE FBO Fred
W. Wenninger Self Declaration Trust.

     (4) 5,000 of these shares are held jointly with Mr. West's wife, Diana.

                VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Vote Required for Approval.
---------------------------

Utah Law.
---------

    The adoption of our 2004 Plan, the amendment to our existing Articles of Incorporation and the election of our directors for the coming were unanimously adopted by our Board of Directors and the additional persons (including members of our management) who own in excess of a majority of our outstanding voting securities who are referred to herein as the Majority Stockholders in accordance with Sections 16-10a-1001 titled "Authority to amend [articles]" 16-10a-704 titled "Action without a meeting" and 16-10a-725 titled "Quorum and voting requirements for voting groups" of the Revised Utah Business Corporations Act referenced herein as the "Utah Law".
Article V of our Articles of Incorporation also provides that any amendment shall be subject to the approval of stockholders owning a majority of our outstanding voting securities. See the caption "Voting Securities and Principal Holders Thereof" herein. The Majority Stockholders own 33,092,000 shares or approximately 70.85% of our outstanding voting securities. No other votes are required or necessary to adopt our 2004 Plan, the amendment to our Articles of Incorporation or the election of our directors for the coming year, and none are being solicited hereunder.

           Section 16-10a-1003 of the Utah Law titled "Amendment by board of directors and shareholders" provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. Section 16-10a-704 of the Utah Law provides that the Board of Directors, by unanimous written consent, and persons owning the required majority of voting securities necessary to adopt any action that would otherwise be required to be submitted to a meeting of stockholders, may adopt such action without a formal shareholder meeting by written consent.

          The directors, executive officers and others comprising the Majority Stockholders who have voted, in writing, to approve the resolutions to adopt the 2004 Plan, to amend our Articles of Incorporation to effect the increase in our authorized shares outlined above and the election of our directors for the coming year collectively own approximately 70.85% of our issued common capital stock; accordingly, this percentage being a majority, no additional votes are required or necessary to adopt the matters covered herein, and none are being solicited hereunder. See the captions "Voting Securities and Principal Holders Thereof" and "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

Effective Date of Amendment.
----------------------------

          The effective date of the covered hereby will be at least 21 days from the mailing of this Information Statement to our stockholders, or following our Annual Meeting, which ever is later.

                                 NOTICE

THE MAJORITY STOCKHOLDERS OF OUR COMPANY THAT HAVE CONSENTED TO THE ADOPTION
 OF OUR 2004 PLAN, THE AMENDMENT TO OUR ARTICLES OF INCORPORATION AND THE
   ELECTION OF OUR DIRECTORS OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THE 2004 PLAN, THE AMENDMENT AND TO ELECT DIRECTORS UNDER UTAH LAW, AND HAVE DONE SO. NO FURTHER CONSENTS, VOTES
         OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

                              BY ORDER OF THE BOARD OF DIRECTORS




May 3, 2004                   KRAIG T. HIGGINSON, CHIEF EXECUTIVE OFFICER

APPENDIX A

                       RASER TECHNOLOGIES, INC.
                 5152 North Edgewood Drive, Suite 375
                           Provo, Utah 84604



        NOTICE OF ANNUAL MEETING OF COMMON STOCKHOLDERS
               TO BE HELD ON MAY 25, 2004




Dear Shareholders:

     An annual meeting of the common stockholders of Raser Technologies, Inc., a Utah corporation (the "Company"), will be held on May 25, 2004 at 9:00 a.m. local time, at 5152 North Edgewood Drive, Suite 375, Provo, Utah 84604, for the following purposes:

     1.  To adopt the 2004 Stock Plan.

     2. To adopt the amendment to our Company's Articles of Incorporation to increase the number of authorized shares of capital stock from 55,000,000 shares of common stock to 105,000,000 shares divided into 100,000,000 shares of common stock and 5,000,000 shares of preferred stock, with the rights, privileges and preferences of the preferred stock to be set by the Board of Directors.

     3.  To elect directors for the coming year.

     4. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

     Only stockholders of record at the close of business on May 3, 2004, will be entitled to receive this Information Statement and notice of the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Kraig T. Higginson

Kraig T. Higginson
Provo, Utah
May 3, 2004

                           APPENDIX "B"
                     RASER TECHNOLOGIES, INC.
        AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE PLAN
     1.   Purposes of the Plan.  The purposes of this Plan are:

          * to attract and retain the best available personnel for positions of substantial responsibility,

          * to provide additional incentive to Employees, Directors and Consultants, and

          *    to promote the success of the Company's business.
This Plan also is intended to permit the grant of Awards that qualify as performance-based compensation under Section 162(m) of the Code.

          The Plan permits the grant of Incentive Stock Options,
Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units and Performance Shares.

     2. Definitions. As used herein, the following definitions will apply:

          (a) "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (c) "Award" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Performance Units or Performance Shares.

          (d) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (e)   "Awarded Stock" means the Common Stock subject to an Award.

          (f)  "Board" means the Board of Directors of the Company.

          (g) "Change in Control" means the occurrence of any of the following events:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting; or

                  (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

                  (iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

                  (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (h) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

          (i) "Committee" means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

          (j) "Common Stock" means the common stock of the Company, or in the case of Performance Units, the cash equivalent thereof.

          (k) "Company" means Razor Technologies, Inc., a Utah corporation, or any successor thereto.

          (l) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (m) "Deferred Stock Unit" means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Sections 4 and 11 of the Plan.

          (n)  "Director" means a member of the Board.

          (o) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

          (p) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r) "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

          (s) "Fair Market Value" means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

                  (iv) Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

          (t)   "Fiscal Year" means the fiscal year of the Company.

          (u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (v)  "Inside Director" means a Director who is an Employee.

          (w) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (x) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (y)  "Option" means a stock option granted pursuant to the Plan.

          (z)  "Outside Director" means a Director who is not an Employee.

          (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (bb) "Participant" means the holder of an outstanding Award granted under the Plan.

          (cc) "Performance Goals" means the goal(s) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) cash flow, (ii) customer satisfaction, (iii) earnings, (iv) gross margin, (v) market price of stock, (vi) market share, (vii) net income, (viii) operating income, (ix) operating margin, (x) return on capital, (xi) return on equity, (xii) return on net assets, and (xiii) sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or a segment of the Company, and (v) on a pre-tax or after-tax basis.

          (dd) "Performance Share" means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

          (ee) "Performance Unit" means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

          (ff) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

          (gg) "Plan" means this Amended and Restated 2004 Long-Term Incentive Plan.

          (hh) "Registration Date" means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company's securities.

          (ii) "Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan or issued pursuant to the early exercise of an Option.

          (jj) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (kk) "Section 16(b) " means Section 16(b) of the Exchange Act.

          (ll) "Service Provider" means an Employee, Director or
Consultant.

          (mm) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (nn) "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a SAR.

          (oo) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (pp) "Unvested Awards" shall mean Options or Restricted Stock that (i) were granted to an individual in connection with such individual's position as a Service Provider and (ii) are still subject to vesting or lapsing of Company repurchase rights or similar restrictions.

     3.   Stock Subject to the Plan.

          (a)  Stock Subject to the Plan.  Subject to the provisions of
Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 1,750,000 Shares, plus an annual increase to be added on the first day of the Company's Fiscal Year beginning in 2005, equal to the lesser of (x) 1,750,000 Shares, (y) 3% of the outstanding Shares on such date or (z) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an SAR, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.

          (b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units, is forfeited back to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, under any Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan.

     4.   Administration of the Plan.

          (a)   Procedure.

                  (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

                  (v)     Delegation of Authority for Day-to-Day
Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

                  (i)    to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Awards may be granted hereunder;

                  (iii) to determine the number of Shares to be covered by each Award granted hereunder;

                  (iv)   to approve forms of agreement for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

                  (vi) to reduce the exercise price of any Option or SAR to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

                  (vii)  to institute an Exchange Program;

                  (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

                  (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

                  (x) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

                  (xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                  (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                  (xiii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

                  (xiv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

                  (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

     5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares and Deferred Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   Limitations.

          (a)  ISO $100,000 Rule.  Each Option will be designated in the
Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

          (b) No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

          (c) 162(m) Limitation. The following limitations shall apply to Awards under the Plan:

                  (i) No Service Provider will be granted, in any Fiscal Year, Options or SARs to purchase more than 1,750,000 Shares.

                  (ii) No Service Provide will be granted, in any Fiscal Year, more than 1,000,000 Shares of Restricted Stock.

                  (iii) No Service Provider will be granted, in any Fiscal Year, more than 1,000,000 Performance Units or Performance Shares.

                  (iv) The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14 of the Plan.

                  (v) If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 14 of the Plan), the cancelled Award will be counted against the limits set forth in subsections (i), (ii), and (iii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7.    Stock Options.

          (a) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (b)  Option Exercise Price and Consideration.

                  (i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

                    (1)  In the case of an Incentive Stock Option

                         a)   granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

                         b)   granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (3) Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

                  (i)    cash;

                  (ii)   check;

                  (iii)  promissory note;

                  (iv) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

                  (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                  (vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vii)  any combination of the foregoing methods of payment;
or

                  (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          (d)  Exercise of Option.

                  (i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

                    An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in
Section 14 of the Plan.

               Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (ii)   Termination of Relationship as a Service Provider.
If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                  (iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                  (iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

     8.   Restricted Stock.

          (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          (b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed. If the Administrator desires that an Award of Restricted Stock qualify as performance based compensation under Section 162(m) of the Code, the Award will vest based upon the achievement of Performance Goals.

          (c)  Transferability.  Except as provided in this Section 8,
Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          (d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

          (f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          (g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          (h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

     9.   Stock Appreciation Rights.

          (a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          (b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider, subject to the limits set forth in Section 6 of the Plan.

          (c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

          (d) Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

          (e) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (f) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) also will apply to SARs.

          (g)  Payment of SAR Amount.  Upon exercise of an SAR, a
Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

                  (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                  (ii) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

          (h) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares a Stock Appreciation Right previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

     10.  Performance Units and Performance Shares.

          (a) Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

          (b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          (c) Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. If the Administrator desires that an Award of Performance Units or Shares qualify as performance based compensation under Section 162(m) of the Code, the performance objectives will be based upon the achievement of Performance Goals. The time period during which the performance objectives must be met will be called the "Performance Period." Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

          (d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

          (e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          (f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

     11. Deferred Stock Units. Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

     12. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

     13. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

     14.   Adjustments; Dissolution or Liquidation; Merger or Change in
Control.

          (a) Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award and the 162(m) annual share issuance limits under Section 6(c) of the Plan shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten
(10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Change in Control.

                  (i) Stock Options and SARS. In the event of a merger or Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

                  (ii) Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units. In the event of a merger or Change in Control, each outstanding Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

     15. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

     16. Term of Plan. Subject to Section 20 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

     17.  Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     18.  Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or with respect to Performance Units, the cash equivalent thereof), will relieve the Company of any liability in respect of the failure to issue or sell such Shares (or with respect to Performance Units, the cash equivalent thereof) as to which such requisite authority will not have been obtained.

     20. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
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